UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

001-11693
(Commission File Number)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	SGMS	The Nasdaq Stock Market
Preferred Stock Purchase Rights		The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Credit Agreement

On February 28, 2022, Scientific Games Corporation (the “Company”) entered into Amendment No. 9 to that certain Credit Agreement, dated as of October 18, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, including without limitation, by that certain Amendment No. 1, dated as of October 1, 2014, Amendment No. 2, dated as of February 14, 2017, Amendment No. 3, dated as of August 14, 2017, Amendment No. 4, dated as of February 14, 2018, Amendment No. 5, dated as of November 20, 2019, Amendment No. 6, dated as of May 8, 2020, Amendment No. 7, dated October 8, 2020, and Amendment No. 8, dated July 28, 2021, the “Credit Agreement”), by and among the Company, Scientific Games International, Inc., a wholly-owned subsidiary of the Company, the several banks and other financial institutions or entities from time to time party thereto and Bank of America, N.A., as administrative agent, collateral agent, issuing lender and swingline lender (such amendment, “Amendment No. 9”).

The requisite lenders under the Company’s revolving credit facility have previously amended, among other things, the consolidated net first lien leverage ratio covenant in the Credit Agreement to implement a financial covenant relief period and impose additional restrictions on investments (the “Covenant Relief Period”). Amendment No. 9 adds a carve-out from the Covenant Relief Period to permit the Company to make restricted payments in an amount not to exceed $150.0 million to repurchase certain capital stock so long as it complies with certain minimum liquidity levels on a pro forma basis.

The foregoing description of the Credit Agreement, as amended by Amendment No. 9, does not purport to be complete and is qualified in its entirety by the full text of Amendment No. 9, a copy of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 8.01. Other Events.

Company Re-branding and Ticker Symbol Change

On March 1, 2022, the Company announced its intention to formally change its name to Light & Wonder, Inc. and that it would immediately begin doing business as “Light & Wonder.” The legal name “Scientific Games Corporation” is expected to be legally changed to “Light & Wonder, Inc.” during the second quarter of 2022, upon satisfying all applicable legal requirements in the state of Nevada, where the Company is incorporated.

In connection therewith, the ticker symbol for the Company’s common stock will be changed from SGMS to LNW, effective upon the legal change of the Company’s name. The Company’s common stock will continue to be listed on The NASDAQ Stock Market. No action is required by existing stockholders with respect to the planned name and ticker symbol changes.

A copy of the press release relating to the re-branding announcement is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Share Repurchase Program

On February 25, 2022, the Company’s Board of Directors approved a share repurchase program under which the Company is authorized to repurchase, from time to time through February 25, 2025, up to an aggregate amount of $750 million of its outstanding common stock. Repurchases may be effected at the discretion of the Transaction Committee of the Board of Directors through one or more open market transactions, privately negotiated transactions, accelerated share repurchases, issuer tender offers or other derivative contracts or instruments, or a combination of the foregoing. The share repurchase program may be suspended or discontinued at any time.

Forward-Looking Statements

In this current report, the Company makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “will,” “may,” “expect,” “intended,” “forecast,” and “should.” These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including those factors described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, including the forthcoming annual report to be filed with the SEC on March 1, 2022 (including under the headings “Forward-Looking Statements” and “Risk Factors”). Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Amendment No. 9, dated as of February 28, 2022, among Scientific Games International, Inc., as the borrower, Scientific Games Corporation, as a guarantor, the several banks and other financial institutions or entities from time to time party thereto and Bank of America, N.A., as administrative agent, collateral agent, issuing lender and swingline lender, which amended and restated the Credit Agreement, dated as of October 18, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, including without limitation, by that certain Amendment No. 1, dated as of October 1, 2014, Amendment No. 2, dated as of February 14, 2017, Amendment No. 3, dated as of August 14, 2017, Amendment No. 4, dated as of February 14, 2018, Amendment No. 5, dated as of November 20, 2019, Amendment No. 6, dated as of May 8, 2020, Amendment No. 7, dated as of October 8, 2020, and Amendment No. 8, dated July 28, 2021).

99.1	Press Release of the Company, dated March 1, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2022	SCIENTIFIC GAMES CORPORATION

	By:	/s/ Constance P. James
		Name:	Constance P. James
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary